UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 24, 2019
____________________
Genesee & Wyoming Inc.
(Exact name of registrant as specified in its charter)
____________________

Delaware	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 West Avenue, Darien, Connecticut 06820
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (203) 202-8900
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	GWR	New York Stock Exchange	(NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 Results of Operations and Financial Condition.
On October 24, 2019, Genesee & Wyoming Inc. (“G&W”) released certain preliminary unaudited financial results for the quarter ended September 30, 2019 (the “Preliminary Financial Results”). The Preliminary Financial Results presented below are based upon information available to G&W as of the date of this Current Report on Form 8-K and are not a comprehensive statement of G&W’s financial results. The Preliminary Financial Results are subject to the completion of G&W’s quarterly closing procedures and review by its independent public accounting firm.
The following tables include a summary of G&W’s revenue, net income, adjusted earnings before interest, taxes and depreciation and amortization (EBITDA), additions to property and equipment, and carloads based upon such Preliminary Financial Results:

Preliminary Unaudited Financial Results: Q3 2019
($ in millions)	Q3 '19	Q3 '18	% change YoY

North America Same Railroad Revenue	$352.4	$350.6	0.5%
U.K./Europe Revenue	159.7	170.9	(6.6)%

Total Revenue	$512.1	$521.5	(1.8)%

North America Net Income	$65.7	$71.2	(7.7)%
U.K./Europe Net Loss	(2.0)	(4.5)	55.5%

Total Net Income	$63.7	$66.7	(4.5)%

North America Same Railroad Adjusted EBITDA(a)	$146.7	$145.4	0.9%
U.K./Europe Adjusted EBITDA(a)	11.6	17.6	(34.4)%

Total Adjusted EBITDA	$158.3	$163.0	(2.9)%

Margin - %	30.9%	31.3%	(0.4)%

North America Additions to Property & Equipment	$51.6	$46.1	11.9%
U.K./Europe Additions to Property & Equipment	6.3	6.7	(5.5)%

Total Capital Expenditures	$57.9	$52.8	9.7%
(a) Adjusted Earnings Before Interest, Income Taxes and Depreciation and Amortization (EBITDA) is a non-GAAP financial measure and is not intended to replace financial measures calculated in accordance with GAAP. The information required by Item 10(e) of Regulation S-K under the Securities Act of 1933 and the Securities Exchange Act of 1934 and Regulation G under the Securities Exchange Act of 1934, including a reconciliation to its most directly comparable financial measure in accordance with GAAP, is included below.

Commentary
North America Revenue: Higher switching (+$3.0 million), agricultural products (+$4.5 million), minerals & stone (+$3.0 million) and chemicals & plastics (+$1.7 million), partially offset by lower metals ($6.3 million) and coal & coke ($4.7 million)

U.K./Europe Revenue: Unfavorable impact from foreign currency exchange ($9.1 million), lower U.K. infrastructure ($1.4 million) and Middle East ($1.6 million), partially offset by higher U.K. intermodal freight (+$1.6 million)

North America EBITDA: Revenue growth and operational improvements (+$6.4 million) and gain on insurance recoveries (+$1.1 million), partially offset by higher casualties and insurance ($2.6 million) and maintenance of way expense ($3.3 million)

U.K./Europe EBITDA: Impact of lower revenue ($2.0 million), IT initiatives and relocation of Shared Services Center ($1.8 million) and foreign currency exchange impacts ($2.6 million)

North America Same Railroad Carloads: Q3 2019 vs Q3 2018
(carloads in thousands)	Q3 '19	Q3 '18	% Change	Commentary
Agricultural Products	56	50	12.2%	Midwest grain and West Coast new business
Autos & Auto Parts	10	8	16.8%	Timing and West Coast export demand
Chemicals & Plastics	43	42	2.2%	Ethanol
Coal & Coke	53	70	(24.9)%	Unplanned outages, pending plant closures, natural gas competition and high inventories
Food & Kindred Products	14	15	(4.7)%
Intermodal	4	5	(19.1)%
Lumber & Forest Products	35	37	(6.2)%	Lumber and West Coast export logs
Metallic Ores	5	5	4.7%
Metals	34	42	(19.9)%	Finished and scrap steel
Minerals & Stone	62	60	4.3%	Aggregates
Petroleum Products	26	25	3.0%	NGLs/LPGs
Pulp & Paper	41	44	(8.3)%	Containerboard (market conditions)
Waste	16	16	—%
Other	17	19	(8.5)%	Empty car traffic
Total	415	439	(5.3)%
Total ex. Coal	363	368	(1.5)%

U.K./Europe Carloads: Q3 2019 vs Q3 2018
(carloads in thousands)	Q3 '19	Q3 '18	% Change	Commentary
Agricultural Products	1	1	(27.8)%
Coal & Coke	1	4	(65.6)%	Conclusion of services in the U.K.
Intermodal	179	188	(4.7)%	Vessel omissions made by the shipping lines, market conditions and service cancellations (weather)
Lumber & Forest Products	—	—	NM
Metallic Ores	—	—	NM
Minerals & Stone	51	48	6.9%	New aggregates contracts in the U.K.
Petroleum Products	3	—	NM	New contract in the U.K.
Total	236	241	(2.4)%
Total ex. Coal	234	237	(1.3)%

Non-GAAP Financial Measures
This Form 8-K contains references to earnings before interest, taxes and depreciation and amortization (EBITDA), same railroad EBITDA and adjusted same railroad EBITDA which are “non-GAAP financial measures” as this term is defined in Item 10(e) of Regulation S-K under the Securities Act of 1933 and the Securities Exchange Act of 1934 and Regulation G under the Securities Exchange Act of 1934. In accordance with these rules, G&W has reconciled these non-GAAP financial measures to their most directly comparable U.S. GAAP measures.
Management views these non-GAAP financial measures as important measures of G&W’s operating performance. Management also views these non-GAAP financial measures as a way to assess comparability between periods.
These non-GAAP financial measures are not intended to represent, and should not be considered more meaningful than, or as an alternative to, their most directly comparable GAAP measures. These non-GAAP financial measures may be different from similarly-titled non-GAAP financial measures used by other companies.

The following table sets forth reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measure.
EBITDA, Adjusted EBITDA and Same Railroad Adjusted EBITDA

($ in millions)	Q3 '19
	North America	U.K./Europe	Total North America and U.K./Europe
Net income/(loss)	$65.7	$(2.0)	$63.7
Adjusted for:
Provision for income taxes	16.9	0.5	17.3
Interest expense, net	12.6	0.8	13.4
Depreciation and amortization expense	39.2	10.1	49.2
EBITDA	$134.3	$9.4	$143.7
Adjusted for certain items:
Non-cash compensation cost	3.8	0.4	4.3
Corporate development and related costs	7.8	0.2	7.9
Restructuring and related costs	0.3	3.2	3.6
Other adjustments	0.5	(1.7)	(1.2)
Adjusted EBITDA	$146.7	$11.6	$158.3

	Q3 '18
	North America	U.K./Europe	Total North America and U.K./Europe
Net income/(loss)	$71.2	$(4.5)	$66.7
Adjusted for:
Provision for income taxes	22.6	6.0	28.6
Interest expense, net	10.3	2.9	13.2
Depreciation and amortization expense	41.4	9.1	50.5
EBITDA	$145.6	$13.5	$159.1
Divested operations(a)	(2.6)	—	(2.6)
Same railroad EBITDA	$143.0	$13.5	$156.4
Adjusted for certain items:
Non-cash compensation cost	4.1	0.4	4.4
Corporate development and related costs	0.1	0.2	0.3
Restructuring and related costs	—	3.3	3.3
Other adjustments	(1.7)	0.2	(1.5)
Same railroad adjusted EBITDA	$145.4	$17.6	$163.0

(a)	Represents EBITDA from two Canadian leases that expired at the end of 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        GENESEE & WYOMING INC.

Date:	October 24, 2019	By:	/s/ Timothy J. Gallagher
		Name:	Timothy J. Gallagher
		Title:	Chief Financial Officer